Exhibit 21.1
CAPITALSOURCE INC. SUBSIDIARIES
AS OF 2/26/09

Name of Subsidiary	State of Incorporation
Alpha Packaging Associates I, LLC	Delaware
Boulder City LLC	Delaware
CapitalSource (UK) Limited	England
CapitalSource Analytics LLC	Delaware
CapitalSource Bahamas LLC	Delaware
CapitalSource Bank	California
CapitalSource CF LLC	Delaware
CapitalSource Commercial Loan LLC, 2006-1	Delaware
CapitalSource Commercial Loan LLC, 2007-1	Delaware
CapitalSource Commercial Loan LLC, 2007-2	Delaware
CapitalSource Commercial Loan Trust 2006-1	Delaware
CapitalSource Commercial Loan Trust 2006-2	Delaware
CapitalSource Commercial Loan Trust 2007-1	Delaware
CapitalSource Commercial Loan Trust 2007-2	Delaware
CapitalSource Commercial Loan LLC, 2006-2	Delaware
CapitalSource Europe Limited	England
CapitalSource Finance II LLC	Delaware
CapitalSource Finance LLC	Delaware
CapitalSource Funding III LLC	Delaware
CapitalSource Funding LLC	Delaware
CapitalSource Funding V Trust	Delaware
CapitalSource Funding VIII LLC	Delaware
CapitalSource Healthcare REIT	Maryland
CapitalSource International Inc.	Delaware

Name of Subsidiary	State of Incorporation
CapitalSource Limited	England
CapitalSource Real Estate Loan LLC, 2006-A	Delaware
CapitalSource Real Estate Loan LLC, 2007-A	Delaware
CapitalSource Real Estate Loan Trust 2006-A	Delaware
CapitalSource Servicing LLC	Delaware
CapitalSource SF Equity LLC	Delaware
CapitalSource SF Finance LLC	Delaware
CapitalSource SF TRS LLC	Delaware
CapitalSource TRS LLC	Delaware
CapitalSource Trust Preferred Securities 2005-1	Delaware
CapitalSource Trust Preferred Securities 2005-2	Delaware
CapitalSource Trust Preferred Securities 2006-1	Delaware
CapitalSource Trust Preferred Securities 2006-2	Delaware
CapitalSource Trust Preferred Securities 2006-3	Delaware
CapitalSource Trust Preferred Securities 2006-4	Delaware
CapitalSource Trust Preferred Securities 2006-5	Delaware
CapitalSource Trust Preferred Securities 2007-2	Delaware
Carnegie Gardens LLC	Delaware
CHR Bartow LLC	Delaware
CHR Boca Raton LLC	Delaware
CHR Bradenton LLC	Delaware
CHR Cape Coral LLC	Delaware
CHR Clearwater Highland LLC	Delaware
CHR Clearwater LLC	Delaware
CHR Deland East LLC	Delaware
CHR Deland West LLC	Delaware

Name of Subsidiary	State of Incorporation
CHR Fort Myers LLC	Delaware
CHR Fort Walton Beach LLC	Delaware
CHR Gulfport LLC	Delaware
CHR HUD Borrower LLC	Delaware
CHR Hudson LLC	Delaware
CHR Lake Wales LLC	Delaware
CHR Lakeland LLC	Delaware
CHR Panama City LLC	Delaware
CHR Pompano Beach Broward LLC	Delaware
CHR Pompano Beach LLC	Delaware
CHR Sanford LLC	Delaware
CHR Sarasota LLC	Delaware
CHR Spring Hill LLC	Delaware
CHR St. Pete Abbey LLC	Delaware
CHR St. Pete Bay LLC	Delaware
CHR St. Pete Egret LLC	Delaware
CHR Tampa Carrollwood LLC	Delaware
CHR Tampa LLC	Delaware
CHR Tarpon Springs LLC	Delaware
CHR Titusville LLC	Delaware
CHR West Palm Beach LLC	Delaware
CIG International, LLC	Delaware
Crown Green Associates LLC	Delaware
CS 10710 Stroup Road LLC	Delaware
CS 1299 Kendrick Drive LLC	Delaware
CS 1453 North Druid Hills LLC	Delaware

Name of Subsidiary	State of Incorporation
CS 146 Silver Laurel Way LLC	Delaware
CS 1629 Detroit Avenue LLC	Delaware
CS 1864 Pinedale Place LLC	Delaware
CS 2006 Chicago Avenue LLC	Delaware
CS 2379 Oakridge Court LLC	Delaware
CS 2383 Cottage Grove LLC	Delaware
CS 250 Northside Drive LLC	Delaware
CS 2811 Arborcrest Drive LLC	Delaware
CS 2813 Arborcrest Drive LLC	Delaware
CS 2815 Arborcrest Drive LLC	Delaware
CS 290 Northside Drive LLC	Delaware
CS 2994 Santa Monica LLC	Delaware
CS 3 Sylvan Road LLC	Delaware
CS 3004 Pinetree Trail LLC	Delaware
CS 3381 Elgin Drive LLC	Delaware
CS 3503 Diversified Drive LLC	Delaware
CS 3803 Brookcrest Circle LLC	Delaware
CS 3980 D Jackson Street LLC	Delaware
CS 3980 E Jackson Street LLC	Delaware
CS 400 Martin Drive LLC	Delaware
CS 4750 Ascot Drive LLC	Delaware
CS 806 Cooper Street LLC	Delaware
CS Bluesky II LLC	Delaware
CS Capital Advisors LLC	Delaware
CS Central City LLC	Delaware
CS CF Equity I LLC	Delaware
CS Equity II LLC	Delaware
CS Equity III LLC	Delaware
CS Equity Investments LLC	Delaware
CS Equity IV LLC	Delaware

Name of Subsidiary	State of Incorporation
CS Esplanade LLC	Delaware
CS Europe Finance Limited	England
CS First Indiana LLC	Delaware
CS Framingham LLC	Delaware
CS Funding V Depositor LLC	Delaware
CS Funding VII Depositor LLC	Delaware
CS Golfview LLC	Delaware
CS Highland Village LLC	Delaware
CS Jackson Trust	Delaware
CS JUX Real Estate Holdings I LLC	Delaware
CS JUX Real Estate Holdings II LLC	Delaware
CS JUX Receivables Holdings LLC	Delaware
CS Last Resort Holdings LLC	Delaware
CS MainStreet LLC	Delaware
CS MainStreet Real Estate Holdings LLC	Delaware
CS Mississippi Trust	Delaware
CS Note LLC	Delaware
CS NRP Land Holding LLC	Delaware
CS NRP of Anderson Island LLC	Delaware
CS NRP of Angel Fire LLC	Delaware
CS NRP of Arizona LLC	Delaware
CS NRP of Cal City LLC	Delaware
CS NRP of Columbia Lakes LLC	Delaware
CS NRP of Holiday Island LLC	Delaware
CS NRP of Hot Springs LLC	Delaware
CS NRP of Mt. Shasta LLC	Delaware
CS NRP of Ocean Shores LLC	Delaware
CS NRP of Port Charlotte LLC	Delaware

Name of Subsidiary	State of Incorporation
CS NRP of Sugarmill LLC	Delaware
CS NRP of Tellico LLC	Delaware
CS NRP of Waterwood LLC	Delaware
CS NRP of White Bluff LLC	Delaware
CS One Carter LLC	Delaware
CS OT I LLC	Delaware
CS Stonehouse LLC	Delaware
CS Strategic Fund Limited	Cayman Islands
CS UK Finance Limited	England
CS Watermark LLC	Delaware
CSE Alamo LLC	Delaware
CSE Albany LLC	Delaware
CSE Amarillo LLC	Delaware
CSE Anchorage LLC	Delaware
CSE Arden L.P.	Delaware
CSE Augusta LLC	Delaware
CSE Bedford LLC	Delaware
CSE Blountville LLC	Delaware
CSE Bolivar LLC	Delaware
CSE Cambridge LLC	Delaware
CSE Cambridge Realty LLC	Delaware
CSE Camden LLC	Delaware
CSE Canton LLC	Delaware
CSE Casablanca Holdings II LLC	Delaware
CSE Casablanca Holdings LLC	Delaware
CSE Cedar Rapids LLC	Delaware
CSE Centennial Village	Delaware
CSE Chelmsford LLC	Delaware

Name of Subsidiary	State of Incorporation
CSE Chesterton LLC	Delaware
CSE CHR Holdco LLC	Delaware
CSE CHR Holdings LLC	Delaware
CSE Claremont LLC	Delaware
CSE Corpus North LLC	Delaware
CSE Crane LLC	Delaware
CSE Cromwell (CT) LLC	Delaware
CSE Denver Iliff LLC	Delaware
CSE Denver LLC	Delaware
CSE Douglas LLC	Delaware
CSE Dumas LLC	Delaware
CSE East Hartford (CT) LLC	Delaware
CSE Elkton LLC	Delaware
CSE Elkton Realty LLC	Delaware
CSE Equity Holdings LLC	Delaware
CSE Fairhaven LLC	Delaware
CSE Fort Wayne LLC	Delaware
CSE Frankston LLC	Delaware
CSE Georgetown LLC	Delaware
CSE Green Bay LLC	Delaware
CSE Highland Village I LLC	Delaware
CSE Highland Village II LLC	Delaware
CSE Hilliard LLC	Delaware
CSE Hillsdale LLC	Delaware
CSE Huntingdon LLC	Delaware
CSE Huntsville LLC	Delaware
CSE Indianapolis — Continental LLC	Delaware

Name of Subsidiary	State of Incorporation
CSE Indianapolis – Greenbriar LLC	Delaware
CSE International Holdings LLC	Delaware
CSE Issaquah LLC	Delaware
CSE Jacinto City LLC	Delaware
CSE Jefferson City LLC	Delaware
CSE Jeffersonville – Hillcrest Center LLC	Delaware
CSE Jeffersonville – Jennings House LLC	Delaware
CSE Kerrville LLC	Delaware
CSE King L.P.	Delaware
CSE Kingsport LLC	Delaware
CSE Knightdale L.P.	Delaware
CSE Lake City LLC	Delaware
CSE Lake Worth LLC	Delaware
CSE Lakewood LLC	Delaware
CSE Las Vegas LLC	Delaware
CSE Lawrenceburg LLC	Delaware
CSE Lenoir L.P.	Delaware
CSE Lexington Park LLC	Delaware
CSE Lexington Park Realty LLC	Delaware
CSE Ligonier LLC	Delaware
CSE Liquidating AR Collateral Pool I LLC	Delaware
CSE Live Oak LLC	Delaware
CSE Logansport LLC	Delaware
CSE Lowell LLC	Delaware
CSE MacArthur Holdings LLC	Delaware
CSE Marianna Holdings LLC	Delaware

Name of Subsidiary	State of Incorporation
CSE Memphis LLC	Delaware
CSE Mobile LLC	Delaware
CSE Moore LLC	Delaware
CSE Mortgage LLC	Delaware
CSE New England Holdings LLC	Delaware
CSE North Carolina Holdings I LLC	Delaware
CSE North Carolina Holdings II LLC	Delaware
CSE Omro LLC	Delaware
CSE Orange Park LLC	Delaware
CSE Orlando – Pinar Terrace Manor LLC	Delaware
CSE Orlando – Terra Vista Rehab LLC	Delaware
CSE Pennsylvania Holdings	Delaware
CSE PHC LLC	Delaware
CSE Piggott LLC	Delaware
CSE Pilot Point LLC	Delaware
CSE Pine View LLC	Delaware
CSE Pittsburg LLC	Delaware
CSE Ponca City LLC	Delaware
CSE Port St. Lucie LLC	Delaware
CSE QRS Funding I LLC	Delaware
CSE Richmond LLC	Delaware
CSE Ripley LLC	Delaware
CSE Ripon LLC	Delaware
CSE Safford LLC	Delaware
CSE Salina LLC	Delaware
CSE Seminole LLC	Delaware

Name of Subsidiary	State of Incorporation
CSE Shawnee LLC	Delaware
CSE SLB LLC	Delaware
CSE SNF Holding LLC	Delaware
CSE Spring Branch LLC	Delaware
CSE Springfield (MA) LLC	Delaware
CSE State College	Delaware
CSE Stillwater LLC	Delaware
CSE Taylorsville LLC	Delaware
CSE Texarkana LLC	Delaware
CSE Texas City LLC	Delaware
CSE The Village LLC	Delaware
CSE Upland LLC	Delaware
CSE Vincennes LLC	Delaware
CSE Walnut Cove L.P.	Delaware
CSE Waterbury (CT) LLC	Delaware
CSE Waterford (CT) LLC	Delaware
CSE West Point LLC	Delaware
CSE Whitehouse LLC	Delaware
CSE Wichita LLC	Delaware
CSE Williamsport LLC	Delaware
CSE Winter Haven LLC	Delaware
CSE WKTM Contributor LLC	Delaware
CSE Woodfin L.P.	Delaware
CSE Yorktown LLC	Delaware
Dakota Ridge Holdings LLC	Delaware
Derry (CT) CSE LLC	Delaware
Desert Lane LLC	Delaware
Dixie White House Nursing Home, Inc.	Mississippi

Name of Subsidiary	State of Incorporation
Florida Real Estate Company, LLC	Florida
Greenbough, LLC	Delaware
JRC/CSE Eagle Ridge JV, LLC	Delaware
Jackson Broadcasting LLC	Delaware
LAD I Real Estate Company, LLC	Delaware
Mexico Realty Del Sur Funding	Mexico
North Las Vegas LLC	Delaware
Ocean Springs Nursing Home, Inc.	Mississippi
Panama City Nursing Center LLC	Delaware
Pensacola Real Estate Holdings I, Inc.	Florida
Pensacola Real Estate Holdings II, Inc.	Florida
Pensacola Real Estate Holdings III, Inc.	Florida
Pensacola Real Estate Holdings IV, Inc.	Florida
Pensacola Real Estate Holdings V, Inc.	Florida
PrivateSource Mortgage LLC	Delaware
Silver Lake Real Estate, LLC	Pennsylvania
Skyler Boyington, Inc.	Mississippi
Skyler Florida, Inc.	Mississippi
Skyler Maitland LLC	Delaware
Skyler Pensacola, Inc.	Florida
Suwanee, LLC	Delaware
Vicksburg Broadcasting LLC	Delaware
VO Receivable Funding, LLC	Delaware